EARNINGS PER SHARE (EPS)	6 Months Ended
Dec. 31, 2022
EARNINGS PER SHARE (EPS)
EARNINGS PER SHARE (EPS)

10.   EARNINGS PER SHARE (EPS)

The numerators and denominators used in the calculation of basic EPS and diluted EPS are presented below:

	Three -month period ended		Six -month period ended
	12/31/2022	12/31/2021	12/31/2022	12/31/2021
Numerator
(Loss) profit for the period (basic EPS)	(8,156,746)	3,427,093	(7,658,449)	4,301,230
(Loss) profit for the period (diluted EPS)	(8,156,746)	3,427,093	(7,658,449)	4,301,230
Denominator
Weighted average number of shares (basic EPS)	61,657,343	41,104,331	61,657,343	41,104,331
Weighted average number of shares (diluted EPS)	61,657,343	42,403,196	61,657,343	42,403,196

Basic loss (Profit) attributable to ordinary equity holders of the parent	(0.1323)	0.0834	(0.1242)	0.1046
Diluted (loss) profit attributable to ordinary equity holders of the parent	(0.1323)	0.0808	(0.1242)	0.1014

For the three and six-month period ended December 31, 2022 diluted EPS was equal to basic EPS as the effect of potential ordinary shares would be antidilutive.

For the three and six-month period ended December 31, 2021, diluted earnings per share was calculated by adjusting the weighted average number of shares outstanding to assume conversion of all dilutive potential shares. The Group had two categories of dilutive potential shares, share-based incentives and Convertible notes.

The stock options were included in the diluted EPS calculation for the period ended December 31, 2021 only for the tranches in which the average market price of ordinary shares during the periods was higher than the assumed proceeds per option.

Convertible notes outstanding were not included in the diluted EPS calculations for the period ended December 31, 2021 because its interest (net of tax and other changes in income or expense) per ordinary share obtainable on conversion exceeds basic earnings per share.